UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 11, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of February 1, 2005, providing for the issuance of Structured Asset Securities Corporation Trust Mortgage Pass-Through Certificates, Series 2005-WMC1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-WMC1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $333,392,000 aggregate principal amount of Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WMC1 on March 11, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 25, 2005, as supplemented by the Prospectus Supplement dated March 7, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2005, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, and LaSalle Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $335,067,032 as of February 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

                        4.1       Trust Agreement dated as of February 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and LaSalle Bank National Association, as Trustee.

                        99.1     Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                        99.2     Securitization Subservicing Agreement dated as of February 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

                        99.3     The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 12-670-4-4239) including (i) Terms and Conditions No. 71-70283 (2/05) and (ii) Endorsements No. 71-70192 (8/01) and 71-70201 (1/03), as modified by the Terms Letter dated February 28, 2005, among Lehman Brothers Inc., MGIC and LaSalle Bank National Association, as Trustee and the MGIC Commitment Certificates (Covering Multiple Loans) covering approximately $42,317,231 million aggregate principal balance of insurable Mortgage Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        STRUCTURED ASSET SECURITIES

                                                                              CORPORATION

                                                                        By:  /s/ Ellen V. Kiernan

                                                                              Name: Ellen V. Kiernan

                                                                              Title:   Senior Vice President

Dated: March  11, 2005

EXHIBIT INDEX

Exhibit No.                                          Description

4.1                   Trust Agreement dated as of February 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and LaSalle Bank National Association, as Trustee.

99.1                 Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2                 Securitization Subservicing Agreement dated as of February 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.3                 The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 12-670-4-4239) including (i) Terms and Conditions No. 71-70283 (2/05) and (ii) Endorsements No. 71-70192 (8/01) and 71-70201 (1/03), as modified by the Terms Letter dated February 28, 2005, among Lehman Brothers Inc., MGIC and LaSalle Bank National Association, as Trustee and the MGIC Commitment Certificates (Covering Multiple Loans) covering approximately $42,317,231 million aggregate principal balance of insurable Mortgage Loans.